UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):            March 17, 2003
                                                                 --------------


                   Bank of America National Association (USA)
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



United States of America          333-4152                    86-0645265
---------------------------       -----------            ----------------------
(State  or  other                 (Commission            (I.R.S.  Employer
jurisdiction  of                  File Number)           Identification Number)
incorporation)


                      Bank of America National Association
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034

                    (Address of principal executive offices)
                    ----------------------------------------



      (Registrant's telephone number, including area code):  (704) 386-4145
                                                             --------------

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------

(c)       Exhibits.


          20.1    SERIES  1998-A  -  Monthly  Certificateholders'  Statement
          20.2    SERIES  1998-A  - Schedule to Monthly Servicer's Certificate
          20.3    SERIES  1998-A  -  Monthly  Servicer's  Certificate
          20.4    SERIES  1998-B  -  Monthly  Certificateholders'  Statement
          20.5    SERIES  1998-B  - Schedule to Monthly Servicer's Certificate
          20.6    SERIES  1998-B  -  Monthly  Servicer's  Certificate
          20.7    SERIES  1999-A  -  Monthly  Certificateholders'  Statement
          20.8    SERIES  1999-A  - Schedule to Monthly Servicer's Certificate
          20.9    SERIES  1999-A  -  Monthly  Servicer's  Certificate
          20.10   SERIES  1999-C  -  Monthly  Certificateholders'  Statement
          20.11   SERIES  1999-C  - Schedule to Monthly Servicer's Certificate
          20.12   SERIES  1999-C  -  Monthly  Servicer's  Certificate
          20.13   SERIES  2001-A  -  Monthly  Servicer's  Certificate
          20.14   SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
          20.15   SERIES  2001-A  - Schedule to Monthly Servicer's Certificate

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                           BANK OF AMERICA N.A. (USA)
                           --------------------------
                            (Transferor and Servicer)



     Dated:     March  17,  2003
                ----------------



     By:  /s/  R.  Brian  Rozelle
          -----------------------
     Name:     R.  Brian  Rozelle
     Title:    Assistant  Vice  President

                                INDEX TO EXHIBITS
                               ------------------



Exhibit
Number                                   Exhibit
--------      ----------------------------------------------------------------

   20.1       SERIES  1998-A  -  Monthly  Certificateholders'  Statement
   20.2       SERIES  1998-A  -  Schedule  to  Monthly  Servicer's Certificate
   20.3       SERIES  1998-A  -  Monthly  Servicer's  Certificate
   20.4       SERIES  1998-B  -  Monthly  Certificateholders'  Statement
   20.5       SERIES  1998-B  -  Schedule  to  Monthly  Servicer's Certificate
   20.6       SERIES  1998-B  -  Monthly  Servicer's  Certificate
   20.7       SERIES  1999-A  -  Monthly  Certificateholders'  Statement
   20.8       SERIES  1999-A  -  Schedule  to  Monthly  Servicer's Certificate
   20.9       SERIES  1999-A  -  Monthly  Servicer's  Certificate
   20.10      SERIES  1999-C  -  Monthly  Certificateholders'  Statement
   20.11      SERIES  1999-C  -  Schedule  to  Monthly  Servicer's  Certificate
   20.12      SERIES  1999-C  -  Monthly  Servicer's  Certificate
   20.13      SERIES  2001-A  -  Monthly  Servicer's  Certificate
   20.14      SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
   20.15      SERIES  2001-A  -  Schedule  to  Monthly  Servicer's  Certificate